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                                                                  EXHIBIT 99(c)



    Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Detrex Corporation, a Michigan corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities Exchange Commission ( the "Report") that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 15, 2003                            /s/ Thomas E. Mark
                                        ----------------------------------------
                                        Thomas E. Mark
                                        President and Chief Executive Officer


May 15, 2003                            /s/ Steven J. Quinlan
                                        ----------------------------------------
                                        Steven J. Quinlan
                                        Vice President-Finance, Chief Financial
                                        Officer & Treasurer